Exhibit 99.1

Joint Filer Information

Name: EnerTech Capital Partners II L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 -1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007

Name: ECP II Interfund L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007

Name: ECP II Management L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007

Name: ECP II Management LLC
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007

Name: William Kingsley
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007

Name: EnerTech Capital Partners, L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007

Name: EnerTech Management L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007

Name: EnerTech Management Company, L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007

Name: EnerTech Management Company Manager, LLC
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol: Intellon Corp. (ITLN)
Date of Event Requiring Statement: December 12, 2007